DREYFUS INVESTMENT GRADE BOND FUNDS, INC.
                 Post-Effective Amendment No. 8 to
             Registration Statement on Form N-1A under
                  the Securities Act of 1933 and
                the Investment Company Act of 1940


                             EXHIBITS

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                       INDEX TO EXHIBITS

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(11)   Consent of Independent Auditors

(17)   Financial Data Schedule
                                                      EXHIBIT 11

                 CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Condensed Financial Information" and "Transfer and Dividend Disbursing Agent, Custodian, Counsel and Independent Auditors" and to the use of our report dated August 30, 1995, in this Registration Statement (Form N-1A 33-48926) of Dreyfus Investment Grade Bond Funds, Inc. (formerly Dreyfus Short-Term Income Fund, Inc.)


                             ERNST & YOUNG LLP


New York, New York
February 9, 1996